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                                                                Exhibit 7.01

JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d(1)(k)(1)

The undersigned acknowledge and agree that Amendment No. 2 to the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: December 16, 2005

                                                        MP ALPHA HOLDINGS LLLP

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               President

                                                        MP ALPHA HOLDINGS LLLP
                                                        INVESTMENTS TRUST

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               Trustee

                                                        LMM FAMILY CORP.

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               Trustee

                                              MARITAL TRUST I CREATED UNDER THE
                                              LEONARD MILLER AMENDED AND
                                              RESTATED REVOCABLE TRUST
                                              AGREEMENT DATED JUNE 8, 2001

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               Trustee

                                              THE MILLER CHARITABLE FUND, LLLP

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               President

                                                    THE MILLER CHARITABLE FUND,
                                                    LLLP INVESTMENTS TRUST

                                                        By:/s/ Stuart A. Miller
                                                           --------------------
                                                               Stuart A. Miller
                                                               President